February 25, 2008 Investor Meetings Sidoti Chicago, IL Steven R. Lewis, President & CEO David W. Gifford, CFO Exhibit 99.1

Forward-looking Statements
When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and
Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,”
“estimate,” “project” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the
Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the
Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-
looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

The Case for First Place

• History of Asset Growth
• By acquisition
• Through de novo locations
• By increasing market share in existing locations
• Aggressive, comprehensive, and effective retail platforms
• Strong Lending Function
• Commercial Loan growth leading to balanced portfolio
• Consistent Mortgage Banking contribution
• Core Strategic commitment to low cost infrastructure
• Favorably Priced
• Market value of $12.58 as of 2/21/08 was 66.2% of 12/31/07 book value
• Market value of $12.58 as of 2/21/08 was 100.6% of 12/31/07 tangible book value

•
$3.3 billion in assets
•
$207 million market cap at February 21, 2008
•
Average daily trading volume January 2008: 102,211
•
Institutional & insider ownership: 44% & 9% respectively
•
Five-state market:  Ohio, Michigan, Pennsylvania, Indiana, N. Carolina
•
43 branches
•
20 loan production offices
•
2 business financial centers
•
Diversified bank:  commercial, retail, consumer, insurance, wealth management, and real estate
•
Ticker Symbol: FPFC
First Place Corporate Profile

•
Expand into more densely populated markets
•
Build infrastructure for excellence and efficiency
•
Transition balance sheet for enhanced profitability with greater commercial orientation
•
Diversify revenue opportunities to be less margin dependent
•
Pursue excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Timeline Significant Milestones

Completion
of Stock
Conversion
and Initial
Public
Offering of
Stock
12/31/98
Ravenna
Savings Bank
Acquisition
5/12/00
FFY Financial
Corp.
Acquisition
Loan Sales
for Fiscal
2001 Reach
$154 Million
Franklin
Bancorp.
Acquisition
Loan Sales
for Fiscal
2004 Reach
$905 Million
Northern
Savings &
Loan
Acquisition
Total Assets
Reach $3.1
Billion
Citizens
Republic
Branch
Purchase
($200 Million
Deposits)
HBLS Bank
Acquisition
FPFC
Recognizes
$10.2 Million in
Loan,
Investment and
REO Write-
Downs and
Records First
Quarterly Loss
since 2000
5/28/04
12/22/00
6/27/06
4/27/07
12/31/07
6/30/01
6/30/04
6/30/06
10/31/07
3/31/07
Commercial
Loans Reach
$1.0 Billion

MI
IN
OH
PA
NC
Michigan
Grand Rapids
Flint
Ann Arbor
Battle Creek
Detroit
Cleveland
Toledo
Warren
Akron
Fort Wayne
Indiana
Ohio
Pittsburg
Indianapolis
Columbus
Dayton
Cincinnati
West Virginia
Charlotte
Mecklenburg
43 Retail Locations
20 LPOs
2 Business Financial Services Centers
APB Financial Group

Multi-State Footprint 7

Demographic Profile

First Place Financial Corp. (NASDAQ: FPFC)
Ownership: Current
Market: MSA
MSA
Market
Rank
Number
of
Branches
Company
Deposits
in Market
($000)
Deposit
Market
Share
(%)
Percent of
National
Franchise
(%)
Total
Population
2007
(Actual)
Population
Change
2000-2007
(%)
Projected
Population
Change
2007-2012
(%)
Median
HH
Income
2007
($)
HH
Income
Change
2000-2007
(%)
Projected
HH Income
Change
2007-2012
(%)
Youngstown-Warren-Boardman, OH-PA 2 20 1,269,190 14.88 53.75 590,887 (2.00) (2.11) 44,458 22.44 14.87
Detroit-Warren-Livonia, MI 16 7 462,786 0.52 19.60 4,561,522 2.45 1.31 61,856 24.30 16.22
Cleveland-Elyria-Mentor, OH 17 8 281,535 0.47 11.92 2,150,129 0.09 0.23 52,755 23.75 16.49
Flint, MI 6 7 202,698 4.79 8.58 448,530 2.84 1.89 51,660 22.61 16.69
Akron, OH 15 2 101,435 0.93 4.30 707,682 1.83 1.08 53,023 23.48 16.01
Defiance, OH 5 1 43,743 5.64 1.85 39,047 (1.15) (0.84) 54,898 22.14 15.63
MSA Totals 45 2,361,387 100.00 8,497,797
Weighted Average: MSA (0.28) (0.66) 50,036 23.01 15.55
Aggregate: National 306,348,230 8.86 6.26 53,154 26.06 17.59
Weighted Average is calculated as the sum of (Percent of State/National Franchise * demographic item) within each market. Banks, Thrifts, and Savings Banks included
(Retail Branches Only)
Note: National Franchise does not include deposits held in U.S. Territories and other non-states, excluding District of Columbia.
Demographic data is provided by ESRI based primarily on US Census data. For non-census year data, ESRI uses samples and projections to estimate the demographic data.
SNL performs calculations on the underlying data provided by ESRI for some of the data presented on this page.

Building an Infrastructure for Excellence

•
Strong management team (Average years of experience 25 )
•
Flexible, flat  and efficient organizational structure
•
Vertically aligned incentives for sales force and management
•
Proven & effective sales culture
•
Right technology
•
Attract and retain talent

Opportunity for Continued Improvement
•
Continue improving credit quality
•
Revenue enhancement strategies
•
Line-by-line expense management
•
Disciplined capital management
•
Prudent franchise expansion
•
Commitment to core platform convenience, ease of use, and
efficiency

Credit Quality

125%
146%
125%
133%
102%
91%
86%
76%
71%
57%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
NPL/Loans % Charge-off % ALLL/NPL %

Effective Efficient Credit Policies
•
Loan production and underwriting are separated
•
Commercial loan officers have rapid access to decision-makers
•
Approval process is compressed yet efficient
•
Aggregate in-house limit is $15 million
•
Comprehensive internal and external loan review process
•
Chief Credit Officer is independent of production
•
Proactive metric research and forecasting

Risk Profile
Mortgage Loans – Amortizing First Mortgages

Dollars
(in thousands) Percent
Loan to value ratio
Less than 80% $574,797,247 81.4%
80.00% to 89.99% $85,914,483 12.2%
90% and over $45,778,709 6.5%
Total $706,490,439 100.0%
FICO Score
Over 700 $481,666,685 68.2%
600 to 700 $205,434,071 29.1%
Under 600 $19,389,683 2.7%
Total $706,490,439 100.0%
90% and over LTV by FICO Score
Over 700 $21,696,836 3.1%
600 to 700 $22,381,034 3.2%
Under 600 $1,700,839 0.2%
Total $45,778,709 6.5%
December 31, 2007

Risk Profile
Consumer Loans Secured by Mortgages

Dollars
(In Thousands) Percent
Loan to value ratio
90% or less $257,789 81.5%
Over 90% $58,608 18.5%
Total $316,397 100.0%
FICO Score
Over 700 $225,949 71.4%
600 to 700 $85,783 27.1%
Under 600 $4,666 1.5%
Total $316,397 100.0%
90% and over LTV by FICO Score
Over 700 $38,007 12.0%
600 to 700 $18,923 6.0%
Under 600 $1,679 0.5%
Total $58,608 18.5%
December 31, 2007

12/31/07 Financial Results

Enhancement:
Transitioning the Balance Sheet
0%
20%
40%
60%
80%
100%
2001 2002 2003 2004 2005 2006 2007 2Q 08
Other Investments Consumer Commercial

Change in Asset Mix from 2001:
• Consumer loans declined from 54.6% to 46.8%
• Commercial loans grew from 5.8% to 35.5%
Change in Deposit Mix from 2001:
• CDs declined from 58.6% to 47.4%
• Non-interest DDAs  grew from 2.3% to 9.9%
• Core deposits = 84% of total deposits
To Core Deposits
To Core Deposits
To Higher Yield Loans
To Higher Yield Loans
Fiscal Year ending 6/30
Fiscal Year ending 6/30
0%
20%
40%
60%
80%
100%
2001 2002 2003 2004 2005 2006 2007 2Q 08
CD's Money Market Savings NOW Non-interest DDA

A Diversified Loan Portfolio

Loan portfolio value as of 12/31/2007:  $2.648 Billion
Loan Portfolio Mix as of December 31, 2007
Commercial Real
Estate
17%
C & I
16%
Residential
43%
Home Equity
7%
HELOC
7%
Multi-family Real
Estate
4%
Home Builder Credit
Facilities & Land
Development
7%
Consumer
1%

*Adjusted for one time charges: 2001 - $4.8MM in restructuring losses associated with FFY merger, 2005 - $5.2MM for an impairment of securities and a $1.0MM for nontaxable life insurance proceeds, 2008 - $5.9 MM for an impairment of securities.

$19.1
$22.0
$24.0
$87.0
$78.4
$72.0
$48.2
$44.1
$44.7
$38.6
$42.9
$13.5
$29.9
$31.9
$8.9
$16.8
$0
$20
$40
$60
$80
$100
$120
2001* 2002 2003 2004 2005* 2006 2007 1st Half
2008
Net interest Income Non-interest Income
Diversification:
Total Operating Revenue Growth:  CAGR = 15.2%
($millions)
FYE 6/30:
$47.5
$58.2
$63.2
$70.2

$96.0
$118.9
$108.3
$59.7
Non-interest Income Growth* = 22.6%

Second Quarter 2008
Financial Highlights

•
Net Loss of $3.1 million down 148.2% from prior year quarter
•
Net Loss of $3.1 million down 150.3% from last quarter, September
2008
•
Net Interest Margin was  2.92% down from a 2.94% in first quarter fiscal
2008
•
Non Performing Assets 1.69% of total assets at 12/31/07 up from 1.46%
at 9/30/07
•
Treasury Stock Purchases of 363,860 shares at $15.50 average price
•
Commercial Loans grew $103 million during the quarter and increased from 42% to 44% of total portfolio loans

Net Income History

GAAP Net Income
Core Earnings
*CAGR = 6 years 2001-2007
CAGR* = 26.3%
CAGR* = 20.8%
$8,386
$16,230
$16,692
$15,565
$21,342
$24,457
$26,111
$7,456
1.02
1.16
1.29
1.2
1.46
1.65
1.52
0.46
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
2001 2002 2003 2004 2005 2006 2007 2Q08
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
Core Earnings EPS
$6,314
$16,230
$16,692
$14,151
$18,938
$23,044
$25,624
$3,107
0.54
1.16
1.29
1.09
1.3
1.55
1.49
0.19
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
2001 2002 2003 2004 2005 2006 2007 2Q08
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
Net Income EPS

Financial Results:
Net Income to Core Net Income*
$24,457
-
-
$1,413
$23,044
2006
$8,386
-
-
$2,072
$6,314
2001
$16,230
-
-
-
$16,230
2002
$3,835 - $3,410 - -
Other-than-temporary
impairment of
securities, net of tax
- - $(1,005) - -
Tax-free proceeds
from executive life
insurance policy
$26,111
$487
$25,624
2007
$21,343
-
$18,938
2005
$15,565
$1,414
$14,151
2004
$7,456 $16,692
Core Earnings
$514 -
Merger, integration
and restructuring
costs, net of tax
$3,107
1   Half
Fiscal 2008
2003
$16,692
GAAP Net Income
21 * Values in thousands
st

Average Earning Assets
45%
32%
12%
10%
1%

40%
36%
13%
9%
1%
Fiscal 2007
Six Months Ended
December 2007
Yield 6.61%
Yield 6.58%
•
Securities
•
Mortgage and Construction Loans
•
Commercial Loans
•
Federal Home Loan Bank Stock
•
Consumer Loans

Average Liability Mix
9%
5%
28%
36%
9%
13%

8%
5%
28%
37%
7%
14%
Yield 4.01% *
Yield 4.15%
•
Non-interest Bearing Checking
•
Certificate of Deposit
•
Interest Bearing Checking
•
Short-term Borrowings
•
Savings and Money Market
•
Long-term Debt
Fiscal 2007
Six Months Ended
December 2007
* Includes 4 basis point benefit from the call of an FHLB Advance with a purchase accounting premium

Non Interest Income

Total Non-interest Income December 2007 YTD = $10.9 Million
•
Total Service Charges & Fees on Deposits
•
Net Gain on Loan Sales
•
Impairments of Securities
•
Other Misc. Income – Bank (ATM fees,
LOC fees, BOLI)
•
Other Misc. Income – Non-Bank
-60%
-40%
-20%
0%
20%
40%
60%
80%

Revenue and Expense Performance Ratios

58.5%
2.53%
59.4%
2.58%
57.5%
2.53%
57.3%
2.38%
65.9%
2.62%
2004 2005 2006 2007 1st Half
Fiscal 2008
•
Core efficiency ratio (using fully tax equivalent net interest income and omitting CDI amortization)
•
Core noninterest expense as a percent  of average assets
Long Term Target Efficiency < 60.00% and NIE to Average Assets < 2.50%

Capital

•
Defined within boundaries of the Capital Plan
•
Increase dividend when sustainable
•
Repurchase shares when prudent
TARGET = 6.00% - 7.50%
TARGET = 9.00% - 11.00%
TARGET = 10.50% - 12.50%
Tangible Equity to Tangible Assets
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
December 31, 2007 6.42%
December 31, 2007 10.01%
December 31, 2007 11.02%

Financial Results:
Performance Measures
99.17%
2.92%
2.26%
1.50%
.15%
12/31/2007
2Q2008
3.33% 3.33% 2.94% 3.02% 3.01% 2.94% 3.07% 3.15% 3.04% 3.24% Core NIM
61.88%
11.60%
7.72%
.78%
9/30/2007
1Q2008
67.32%
5.59%
5.06%
.53%
median
LTM
67.23%
5.51%
5.18%
.50%
median
MRQ
Thrift Peers**
Regional
Peers***
67.30%
9.80%
7.18%
.62%
median
MRQ
59.73%
11.03%
7.44%
.78%
6/30/2007
4Q2007
60.35%
10.51%
5.96%
.61%
LTM
median
LTM
3/31/2007
3Q2007
12/31/2006
2Q2007
9/30/2006
1Q2007
64.98% 58.5% 56.8% 57.6% Efficiency*
9.57% 11.71% 11.90% 13.13%
Core
ROTE
7.39% 8.02% 8.06% 8.78% Core ROE
.66% .85% .86% .90% Core ROA

*Excludes CDI Amortization
***Regional Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA. n = 47
**Thrift Peers: Publicly Traded Thrifts with Assets between $1.0 - $5.0 Billion located in the United States. n = 41

Financial Results:
Net Income to Core Earnings*
$3,835 - - - - -
Other-than-
temporary
Impairment of
Securities, net of
Tax
$6,254
-
$6,254
9/30/2007
1Q2008
$6,112
$487
$5,625
6/30/2007
4Q2007
$6,467
-
$6,467
3/31/2007
3Q2007
$6,530
-
$6,530
12/31/2006
2Q2007
$7,002
-
$7,002
9/30/2006
1Q2007
$1,202
Core Earnings
$514
Merger,
integration and
restructuring, net
of tax
$(3,147)
12/31/2007
2Q2008
GAAP Net Income

*Values in thousands

FIRST PLACE FINANCIAL CORPORATION

Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08

-100.00000%
-50.00000%
0.00000%
50.00000%
100.00000%
150.00000%
200.00000%
250.00000%
FPFC S&P 500 NASDAQ
DJIA NASDAQ BANK INDEX S & P SMALL CAP BANK
11.39%
28.15%
42.20%
63.33%
69.85%
69.94%
Total Return Comparison –
Conversion to 2/19/08

FIRST PLACE FINANCIAL CORPORATION

07/01/07
07/15/07
07/29/07
08/12/07
08/26/07
09/09/07
09/23/07
10/07/07
10/21/07
11/04/07
11/18/07
12/02/07
12/16/07
12/30/07
01/13/08
01/27/08
02/10/08

-50.00000%
-40.00000%
-30.00000%
-20.00000%
-10.00000%
0.00000%
10.00000%
20.00000%
FPFC S&P 500 NASDAQ
DJIA NASDAQ BANK INDEX S & P SMALL CAP BANK
-36.48%
-23.34%
-17.05%
-9.96%
-8.47%
-5.79%
Total Return Comparison –
Current Fiscal Year to Date

Strategic Achievements Over the Last 4 Quarters
•
Integration of Northern Savings Bank acquisition completed
•
Company-wide core system replacement completed successfully
•
Acquisition of Indianapolis LPO completed
•
Opened 5 retail locations (3 geographic adjustments and 2 de novos)
•
Acquired and integrated seven retail locations in suburban Flint, Michigan
•
Acquired and integrated the HBLS Bank in Hicksville, Ohio
•
Expanded our lending footprint within the Cincinnati MSA and opened
LPOs in Battle Creek, Michigan and Charlotte, North Carolina

Strategic Opportunities
•
Take advantage of consolidating markets but beware of the Trojan
Horse
•
Continue extracting efficiencies from newly installed core systems
•
Expand platform at newly acquired Flint locations – In process
•
Focus on rapid elimination of NPAs
•
Continue to take advantage of a shrinking mortgage banking market
•
Reduce deposit costs expeditiously and reprice / reposition borrowings where possible
•
Maintain disciplined capital management

“Spectacular achievement is always preceded by spectacular preparation.” - Robert Schuller 33

The Bank That Means The Bank That Means Business Business